EXHIBIT 10.8



                             Deerfield & Company LLC
                        6250 North River Road, 8th Floor
                               Rosemont, IL 60018





August 8, 2007



Deerfield Triarc Capital Corp.
DFR Merger Company, LLC
c/o Peter Rothschild
Daroth Capital Advisors LLC
750 Third Avenue, 22nd Floor
New York, NY 10017

Triarc Companies, Inc. (as the Sellers' Representative)
280 Park Avenue
New York, NY  10017
Attention:  General Counsel

               Re: Side Letter Regarding the Agreement and Plan of Merger
                   and Registration Rights Agreement

Ladies and Gentlemen:

     Reference is made to (i) the Agreement and Plan of Merger, dated as of April 19, 2007 (as amended, supplemented or otherwise modified from time to time, the "Merger Agreement"), by and among Deerfield Triarc Capital Corp., a Maryland corporation (the "Buyer"), DFR Merger Company, LLC, an Illinois limited liability company ("Buyer Sub"), Deerfield & Company LLC, an Illinois limited liability company (the "Company"), and solely for the purposes set forth therein, Triarc Companies, Inc., a Delaware corporation (in such capacity, the "Sellers' Representative"); and (ii) the Registration Rights Agreement, dated as of April 19, 2007 (as amended, supplemented or otherwise modified from time to time, the "Registration Rights Agreement") among the Buyer, Triarc Deerfield Holdings, LLC, a Delaware limited liability company ("TDH"), and the Persons who may become parties thereto from time to time in accordance with the terms thereof (collectively, the "Stockholders") and the Sellers' Representative. This Side Letter is being entered into pursuant to Section 11.12 of the Merger Agreement and Section 8(d) of the Registration Rights Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement.

     The parties acknowledge and agree that Section 11.4(a) did not correctly express the intent of the parties. Accordingly, the parties hereby acknowledge and agree that for all purposes under the Merger Agreement the reference in
Section 11.4(a) to "Section 11.2(a)(iii)" should be replaced with "Section 11.2(a)(v)".

     In addition, the following provisions of the Merger Agreement and the Registration Rights Agreement are waived as provided herein:

     1. The Buyer, the Company and the Sellers' Representative hereby waive compliance with the provisions of Section 6.7(a) of the Merger Agreement that require each of the Buyer and the Company to make, or cause to be made, the appropriate filings of the Notification and Report Forms pursuant to the HSR Act with respect to the transactions contemplated by the Merger Agreement within 10 Business Days of April 19, 2007. The Buyer, the Company and the Sellers' Representative acknowledge that such filings were made on May 25, 2007.

     2. The Company and the Sellers' Representative hereby waive compliance with the provisions of Section 6.9(a) of the Merger Agreement that require the Buyer to prepare and file with the SEC the preliminary Proxy Statement not more than 30 days after April 19, 2007. The Company and the Sellers' Representative acknowledge that the Buyer filed the preliminary Proxy Statement on May 25, 2007.

     3. The Company hereby waives its right to terminate the Merger Agreement pursuant to Section 10.1(d) of the Merger Agreement. The Company acknowledges that the Buyer obtained an executed Debt Commitment Letter on May 24, 2007.

     4. TDH and the Sellers' Representative hereby waive compliance with the provisions of Section 2(a) of the Registration Rights Agreement that require the Buyer to prepare and file or cause to be prepared and filed with the SEC the Shelf Registration Statement (as defined in the Registration Rights Agreement) not later than 30 days after April 19, 2007; provided, that the Buyer shall file the Shelf Registration Statement at any time on or prior to the Closing Date (but prior to the Closing) pursuant to the automatic shelf registration statement provisions set forth in General Instruction I.D. of Form S-3.

     Except to the extent specifically modified herein, the parties agree that the provisions of the Merger Agreement and the Registration Rights Agreement shall remain unmodified. This Side Letter, the Merger Agreement, the Registration Rights Agreement and the other agreements and documents referred to therein constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter hereof and thereof.

     This Side Letter may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto. The delivery of an executed counterpart of this Side Letter by facsimile or electronic transmission shall be deemed to be valid delivery thereof.

     If you are in agreement with the foregoing, please execute and deliver a counterpart of this Side Letter as indicated below and return it to us.

                                  Sincerely yours,

                                  DEERFIELD & COMPANY LLC

                                  By: /s/DANIELLE T. VALKNER
                                      --------------------------------------
                                      Name:   Danielle T. Valkner
                                      Title:  Chief Financial Officer

Accepted and agreed:

DEERFIELD TRIARC CAPITAL CORP.


By: /s/PETER H. ROTHSCHILD
    ---------------------------------------------
    Name:  Peter H. Rothschild
    Title: Interim Chairman


DFR MERGER COMPANY, LLC

By:  DEERFIELD TRIARC CAPITAL CORP.,
     its sole member


By: /s/PETER H. ROTHSCHILD
    -----------------------------------------------
    Name:  Peter H. Rothschild
    Title: Interim Chairman


TRIARC COMPANIES, INC.,
as Sellers' Representative



By: /s/FRANCIS T. MCCARRON
    --------------------------------------
    Name:  Francis T. McCarron
    Title: Executive Vice President
           and Chief Financial Officer